OTHER OPERATING INCOME/(EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2018
OTHER OPERATING INCOME/(EXPENSE), NET [abstract]
Schedule of other operating income/(expense), net

	Years ended December 31,
	2016	2017	2018
	RMB	RMB	RMB

Government grant (i)	4,101	4,893	7,539
Ineffective portion of change in fair value of cash flow hedges	304	(813)	(1,978)
Net realized and unrealized gain/(loss) on derivative financial instruments not qualified as hedging	195	(909)	191
Impairment losses on long-lived assets (ii)	(16,425)	(21,258)	(6,281)
Loss on disposal of property, plant, equipment and other non-currents assets, net	(1,489)	(1,518)	(1,526)
Fines, penalties and compensations	(152)	(89)	(276)
Donations	(133)	(152)	(180)
Gain on remeasurement of interests in the Shanghai SECCO (Note 33)	—	3,941	—
Gain on dilution and remeasurement of interests in the Pipeline Ltd	20,562	—	—
Others	(1,277)	(649)	(2,849)
	5,686	(16,554)	(5,360)

Note:

(i)

Government grants for the years ended December 31, 2016, 2017 and 2018 primarily represent financial appropriation income and non-income tax refunds received from respective government agencies without conditions or other contingencies attached to the receipts of the grants.

(ii)

Impairment losses recognized on long-lived assets of the exploration and production (“E&P”) segments were RMB 11,605, RMB 13,556 and RMB 4,274 for the years ended December 31, 2016, 2017 and 2018, respectively. The impairment comprised RMB 10,594, RMB 12,611 and RMB 4,274 on property, plant and equipment for the three years respectively, RMB 907 on investment in joint venture for the year ended December 31, 2017, RMB 1,005 and RMB 21 on construction in progress for the years ended December 31, 2016 and 2017, RMB 6 on goodwill for the year ended December 31, 2016, and RMB 17 on available for sale financial assets for the year ended December 31, 2017. The primary factor resulting in the E&P segment impairment loss for the years ended December 31, 2018 was downward revision of oil and gas reserve in certain fields. The carrying values of these E&P properties were written down to respective recoverable amounts which were determined based on the present values of the expected future cash flows of the asset using a pre-tax discount rate of 10.47%,  10.47% and 10.47% for the years ended December 31, 2016, 2017 and 2018, respectively. Further future downward revisions to the Group’s oil price outlook would lead to further impairments which, in aggregate, are likely to be material. It is estimated that a general decrease of 5% in oil price, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 312. It is estimated that a general increase of 5% in operating cost, with all other variables held constant, would result in additional impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 315. It is estimated that a general increase of 5% in discount rate, with all other variables held constant, would result in less impairment loss on the Group’s properties, plant and equipment relating to oil and gas producing activities by approximately RMB 5. The primary factors resulting in the E&P segment impairment loss for the years ended December 31, 2016 and 2017 were downward revision of oil and gas reserve due to price change and high operating and development cost for certain oil fields.